MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2017, AS SUPPLEMENTED OCTOBER 31, 2017,

FEBRUARY 14, 2018 AND MARCH 15, 2018

The date of this Supplement is June 22, 2018.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, and the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, as applicable:

1.	On June 4, 2018, the Board of Trustees of the Mercer Funds approved the appointment of: (1) BlackRock International Limited; (2) Colchester Global Investors Limited; (3) Loomis, Sayles & Company, L.P.; (4) T. Rowe Price Associates, Inc. and T. Rowe Price International Limited; and (5) Western Asset Management Company, LLC and Western Asset Management Company Limited, as subadvisors to the Mercer Opportunistic Fixed Income Fund (the “Fund”) to replace Franklin Advisers, Inc. (“Franklin”) and Investec Asset Management Limited (“Investec”). Upon the effectiveness of such subadvisor changes, the Class S Shares Prospectus and Class Y Shares Prospectus are amended as described below.

2.     All references to Franklin and Investec, and any information relating to Franklin and Investec, with respect to the Fund in the Class S Shares Prospectus and the Class Y Shares Prospectus are hereby deleted.

3.     The following information relating to each of: (1) BlackRock International Limited; (2) Colchester Global Investors Limited; (3) Loomis, Sayles & Company, L.P.; (4) T. Rowe Price Associates, Inc. and T. Rowe Price International Limited; and (5) Western Asset Management Company, LLC and Western Asset Management Company Limited as subadvisors to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 27 of the Class S Shares Prospectus and page 27 of the Class Y Shares Prospectus:

BlackRock International Limited (“BlackRock”)

•	Sergio Trigo Paz, Managing Director of BlackRock, joined BlackRock as a portfolio manager in 2012. Mr. Trigo Paz began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.

•	Laurent Develay, Managing Director of BlackRock, joined BlackRock as a portfolio manager in 2012. Mr. Develay began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.
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•	Michal Wozniak, Director of BlackRock, joined BlackRock as a portfolio manager in 2013. Mr. Wozniak began managing BlackRock’s allocated portion of the Fund’s portfolio in June 2018.

Colchester Global Investors Limited (“Colchester”)

•	Ian Sims, Chairman and Chief Investment Officer of Colchester, founded Colchester in 1999. Mr. Sims began managing Colchester’s allocated portion of the Fund’s portfolio in June 2018.

•	Keith Lloyd, Chief Executive Officer and Deputy Chief Investment Officer of Colchester, became a senior portfolio manager of Colchester in 2000. Mr. Lloyd began managing Colchester’s allocated portion of the Fund’s portfolio in June 2018.

Loomis, Sayles & Company, L.P. (“Loomis”)

•	Kevin Kearns, Vice President, Portfolio Manager and senior derivatives strategist joined Loomis in 2007. Mr. Kearns began managing Loomis’ allocated portion of the Fund’s portfolio in June 2018.

•	Thomas Fahey, Vice President, senior global macro strategist and associate director of macro strategies, joined Loomis in 2010. Mr. Fahey began managing Loomis’ allocated portion of the Fund’s portfolio in June 2018.

•	Andrea DiCenso, Vice President and co-portfolio manager for the credit asset and world credit asset strategies joined Loomis in 2006. Ms. DiCenso began managing Looms’ allocated portion of the Fund’s portfolio in June 2018.

T. Rowe Price Associates, Inc. (“TRPA”) and T. Rowe Price International Limited (“TRPIL” and together, “T. Rowe Price”)

•	Arif Husain, CFA, a Vice President and a Portfolio Manager at T. Rowe Price, joined T. Rowe Price in 2013. Mr. Husain will begin managing T. Rowe Price’s allocated portion of the Fund’s portfolio in August 2018.

Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (“WAMCL” and together, “Western”)

•	Michael C. Buchanan, CFA, Deputy Chief Investment Officer and Lead Portfolio Manager, joined Western as a Portfolio Manager in 2005. Mr. Buchanan began managing Western’s allocated portion of the Fund’s portfolio in June 2018.
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•	S. Kenneth Leech, Chief Investment Officer and Co-Portfolio Manager, joined Western as a Portfolio Manager in 1990. Mr. Leech began managing Western’s allocated portion of the Fund’s portfolio in June 2018.

•	Mark S. Lindbloom, Co-Portfolio Manager, joined Western as a Portfolio Manager in 2005. Mr. Lindbloom began managing Western’s allocated portion of the Fund’s portfolio in June 2018.

•	Annabel Rudebeck, Co-Portfolio Manager, joined Western as a Portfolio Manager in 2016. Ms. Rudebeck began managing Western’s allocated portion of the Fund’s portfolio in June 2018.

4.     In the section titled “The Subadvisors,” beginning on page 80 of the Class S Shares Prospectus and page 82 of the Class Y Shares Prospectus the following paragraphs relating to BlackRock, Colchester, Loomis, T. Rowe Price and Western, as subadvisors to the Mercer Opportunistic Fixed Income Fund, are hereby added:

BlackRock International Limited (“BlackRock”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as a subadvisor to the Fund. BlackRock is registered as an investment adviser under the Advisers Act. BlackRock is currently organized as a corporation organized under the laws of Scotland and is a subsidiary of BlackRock, Inc.

The allocated portion of the Fund’s portfolio managed by BlackRock is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BlackRock’s allocated portion of the Fund’s portfolio are Sergio Trigo Paz, who has served as portfolio manager at BlackRock since 2012; Laurent Develay, who has served as portfolio manager at BlackRock since 2012; and Michal Wozniak, who has served as portfolio manager at BlackRock since 2013.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

BlackRock manages its allocated portion of the Fund’s portfolio using an in-depth analysis of global factors with fundamental country- and company-specific research. The investment process aims at understanding both long term market dynamics and current mini cycles, and it uses proprietary asset allocation tools to determine the optimum structure of the portfolio and the appropriate risk exposure of the portfolio. The management team will consider the fundamental indicators of each country relative to those of other emerging market countries and make an assessment of the interest rates, yield curves and currency valuations of the countries in the investment universe in determining whether to buy or sell an investment.

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Colchester Global Investors Limited (“Colchester”), located at Heathcoat House, 20 Savile Row, London W1S 3PR, United Kingdom, serves as a subadvisor to the Fund. Colchester is registered as an investment adviser under the Advisers Act. Colchester is currently organized as a limited company incorporated under the laws of England and Wales. Colchester is majority employee-owned and is controlled and operated by its Chairman and Chief Investment Officer, Ian Sims, through his controlling ownership of Colchester’s voting securities.

The allocated portion of the Fund’s portfolio managed by Colchester is managed on a team basis. The portfolio managers who are primarily responsible for coordinating the day-to-day management of Colchester’s allocated portion of the Fund’s portfolio are Ian Sims and Keith Lloyd.

Mr. Sims is Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors Ltd, subsequently renamed Mondrian, where he worked for nearly 10 years. His previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims holds a BSc in Economics from Leicester University and an MSc in Statistics from Newcastle University.

Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester. Mr. Lloyd holds a BA in economics from Massey University in New Zealand and an MSc in Economics from the London School of Economics. Mr. Lloyd’s career as an investment strategist and economist began with the Reserve Bank of New Zealand in 1985 as a macro-monetary economist involved in central bank policy setting. In 1993 Mr. Lloyd moved to the World Bank, in Washington, D.C. where he began as an economist working on the former Soviet Union before moving to the Investment Management Department. During this time, Mr. Lloyd managed a diverse group of global bond portfolios. In these roles, Mr. Lloyd acted as senior strategist responsible for the Investment Department’s weekly strategy meetings and managed proprietary capital for the World Bank. Mr. Lloyd became a senior portfolio manager of Colchester in 2000 and a Director in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Colchester seeks to invest primarily in sovereign local market debt or debt-like securities of countries that are deemed to be developing (i.e., developing market debt securities that are issued in the local currency of the issuer) and in currencies of countries that are deemed to be developing. Colchester will invest in investment grade and non-investment grade debt obligations issued by world governments, their agencies and instrumentalities, government-owned corporations, supranational entities, as well as entities guaranteed by

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governments, government agencies, or supranational entities. In addition, Colchester may use spot and currency forwards (including non-deliverable forwards) for hedging and active currency positioning.

Colchester is a value-oriented manager. At the heart of Colchester’s philosophy is the belief that investments should be valued in terms of the income they will generate in real terms. The investment approach is therefore based on the analysis of inflation, real interest rates and real exchange rates, supplemented by an assessment of sovereign financial balances - fiscal, external and monetary. Portfolios are constructed to benefit from those opportunities with the greatest relative investment potential for a given level of risk. Sovereign bonds form the majority of Colchester’s portfolios.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Loomis is registered as an investment adviser under the Advisers Act. Loomis is currently organized as a limited partnership and a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis US”). Natixis US is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Loomis manages its allocated portion of the Fund’s portfolio on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the Fund’s portfolio are Kevin Kearns, Thomas Fahey, and Andrea DiCenso. Mr. Kearns, who is Vice President, Portfolio Manager and senior derivatives strategist in the absolute return and credit opportunity area of Loomis Sayles, has 31 years of investment industry experience and joined Loomis Sayles in 2007. Mr. Fahey, who is Vice President, Senior Global Macro Strategist and Associate Director of Macro Strategies for Loomis Sayles, has over 22 years of investment industry experience and joined Loomis Sayles in 2010. Ms. DiCenso, who is Vice President and Co-Portfolio Manager for the Credit Asset and World Credit Asset Strategies for Loomis Sayles has 15 years of investment industry experience and joined Loomis Sayles in 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Loomis manages its allocated portion of the Fund’s portfolio by implementing a top-down and bottom-up investment process. It starts by employing a rigorous global macro framework designed to identify and analyze different phases of the credit cycle as Loomis seeks to identify and harvest credit risk premiums over a market cycle. The credit-focused strategy seeks returns through constructing a diversified exposure to subsectors of the credit markets that Loomis believes can harvest credit risk premiums

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while reducing downside risk to help provide strong risk adjusted return potential. In addition, Loomis portfolio managers work closely with Loomis’ credit research staff to identify the best bottom-up ideas across the credit markets. These ideas get vetted in Loomis’ sector team process that combines fundamental themes from Loomis’ global macro research and real-time market information from fixed income trading into investment insights and ideas. Loomis incorporates risk management throughout the whole process. Weaved into the portfolio construction and optimization, it combines the bottom-up and top-down frameworks to identify the universe based on portfolio objectives and guidelines. Loomis analyzes the portfolio by using correlation, beta, and volatility metrics and models to determine optimal weights and sizing which is being actively and constantly monitored to maintain the appropriate amount of risk in the portfolio.

T. Rowe Price Associates, Inc. (“TRPA”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadvisor to the Fund. TRPA is registered as an investment adviser under the Advisers Act. TRPA is currently organized as a corporation and is controlled and operated by T. Rowe Price Group, Inc. T. Rowe Price International Limited (“TRPIL”), located at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom, serves as a sub-subadvisor to the Fund. TRPIL is registered as an investment adviser under the Advisers Act. TRPIL is currently organized as a corporation and is controlled and operated by TRPA. TRPA and TRPIL are collectively referred to as “T. Rowe Price.”

The portfolio manager who is primarily responsible for the day-to-day management of T. Rowe Price’s allocated portion of the Fund’s portfolio is Arif Husain. Mr. Husain is a Vice President, Head of International Fixed Income and a Portfolio Manager at T. Rowe Price. Prior to joining T. Rowe Price in 2013, Mr. Husain served as director of European Fixed Income and UK and Euro Portfolio Management with AllianceBernstein, where he oversaw research and had responsibility for managing global, European, and UK fixed income portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

T. Rowe Price manages its allocated portion of the Fund’s portfolio primarily by investing in bonds, and seeks to offer some protection against rising interest rates and provide a low correlation with the equity markets. The allocated portion of the Fund managed by T. Rowe Price may be invested in a variety of debt securities, including obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, and mortgage- and asset-backed securities, as well as bank loans, which represent amounts borrowed by companies from banks and other lenders. T. Rowe Price’s allocated portion of the Fund may be invested in foreign securities, including securities of emerging market issuers, which may be denominated in U.S. dollars or non-U.S. dollar currencies.

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T. Rowe Price’s investments for its allocated portion of the Fund focus mainly on holdings that are rated investment grade (AAA, AA, A, BBB, or an equivalent rating) by established credit rating agencies or, if unrated, deemed to be investment grade by T. Rowe Price. However, T. Rowe Price may invest its allocated portion of the Fund in high yield bonds, also known as junk bonds, and other holdings (such as bank loans) that are rated below investment grade (BB and lower, or an equivalent rating) by established credit rating agencies or, if unrated, deemed to be below investment grade by T. Rowe Price. If a security is split-rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency) at the time of purchase, the higher rating will be used for investment qualification purposes.

While T. Rowe Price’s allocated portion of the Fund will typically be invested mostly in bonds and other debt instruments, the allocated portion of the Fund managed by T. Rowe Price may also include interest rate futures, interest rate swaps, forward currency exchange contracts, and credit default swaps in keeping with the investment objective followed by T. Rowe Price with respect to its allocated portion of the Fund.

Western Asset Management Company, LLC (“WAMCO”), located at 385 E. Colorado Blvd, Pasadena, CA 91101, serves as a subadvisor to the Fund. WAMCO is registered as an investment adviser under the Advisers Act. WAMCO is currently organized as a limited liability company and a wholly-owned subsidiary of Legg Mason, Inc.. Western Asset Management Company Limited (“WAMCL”), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a sub-subadvisor to the Fund. WAMCL is registered as an investment adviser under the Advisers Act. WAMCL is currently organized as a private limited liability company and is a wholly-owned subsidiary of Legg Mason, Inc. WAMCO and WAMCL are collectively referred to as “Western.”

The allocated portion of the Fund’s portfolio managed by Western is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Western’s allocated portion of the Fund’s portfolio are: Michael C. Buchanan, CFA, S. Kenneth Leech, Mark S. Lindbloom and Annabel Rudebeck. Mr. Buchanan serves as Deputy Chief Investment Officer for Western and he has been with the firm since 2005. Mr. Leech serves as Chief Investment Officer of Western and he has been with the firm since 1990. Mark S. Lindbloom is a Portfolio Manager for Western and he has been with the firm since 2005. Ms. Rudebeck is the Head of Non-U.S. Credit for Western and she has been with the firm since 2016. Prior to joining Western in 2016, Ms. Rudebeck was Senior Partner, Head of Global Investment-Grade Credit at Rogge Global Partners, and a Credit Research Associate at JP Morgan Securities.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

Western manages its allocated portion of the Fund’s portfolio primarily by investing in all types of securities across the global fixed income market which includes, but is not limited to: US dollar and non-US dollar denominated government debt, global high yield and investment grade corporate debt, emerging market hard-currency and local currency denominated sovereign debt, mortgage- and asset-backed securities, and bank loans. The firm combines top-down macroeconomic fundamental research with the bottom-up views of its sector teams globally to arrive at a comprehensive assessment of the outlook for global credit markets and a relative value analysis of all credit asset classes and industries.

At the security level, Western’s fundamental analysis includes an exhaustive examination of four main factors: (1) company management, which includes integrity, quality and depth, experience with leverage, accessibility, and transparency; (2) business profile, which includes competitive position, main drivers of cash flow, product differentiation, operating risks, and quality of business; (3) financial profile, which includes free cash flow generation, debt levels, liquidity position, and financial flexibility; and (4) asset valuation, which is based on most recent transactions, generally accepted cash flow multiples, and availability of readily saleable assets, along with identifiable buyers of those assets.

Western’s relative value analysis process entails, at a minimum, the valuation of a credit versus that of its competitors, issuers with similar risk profiles, issuers with similar ratings, issuers in similar industries, and spread versus risk free government securities. This analysis is used to set return targets. When an issue reaches its return target, a credit review is automatically triggered to determine the appropriateness of continuing to hold that issue(r). The firm’s relative value analysis includes a review of six main factors: (1) spread relative to risks associated with the issuer; (2) spread relative to other issuers within the same industry; (3) spread relative to the entire opportunity set; (4) issuer credit curve (including CDS); (5) issuer capital structure curve; and (6) expected total return.

Western may also use instruments such as derivatives, including, but not limited to, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

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